UNIVERSAL CAPITAL GROWTH FUND
                         -----------------------------

                               SEMI-ANNUAL REPORT

                                 MARCH 31, 2000

UNIVERSAL CAPITAL GROWTH FUND
100 S. WACKER DRIVE
SUITE 2100
CHICAGO, IL  60606
(800) 969-9676
------------------------------------------------------------------------------

                                                                April 18, 2000

Dear Shareholder,

Your fund management team at Graver, Bokhof, Goodwin & Sullivan would like to thank you for your support. The Universal Capital Growth Fund (the "Fund") recorded a total return, gross of sales charges, of 18.07% for the fiscal six months ended March 31, 2000 and 17.44% for the prior twelve-month period. The Fund's investment results and those of the S&P 500/R Stock Index
(the "S&P 500") are summarized in the following table:

                               TOTAL RETURNS<F1>
                                 March 31, 2000


----------------------------------------------------------------------------
                   Quarter   6 Months 1 Year  3 Years   5 Years  Inception
                                                                  1/22/91
----------------------------------------------------------------------------
Universal Capital
  Growth Fund
  with 5.5% sales    5.19%    18.07%   17.44%  28.77%    24.75%    18.17%
  load effect      (0.61)%    11.59%   10.97%  26.36%    23.35%    17.45%
---------------------------------------------------------------------------
S&P 500              2.29%    17.51%   17.94%  27.40%    26.76%    20.63%
----------------------------------------------------------------------------

<F1> Returns, except for the quarter and 6 months, represent average annual returns as of March 31, 2000. All returns shown include the reinvestment of dividends. Past performance is not indicative of future performance. Investment and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. Please refer to the performance chart on the following page. Graver, Bokhof, Goodwin & Sullivan assumed management of the Fund on August 15, 1997.

During the past fiscal six-month period, the Fund and the stock market have experienced unprecedented volatility. The Nasdaq Composite Index (the "Nasdaq"), primarily driven by the most speculative stocks in the high technology area, soared some 95% between last October and March of this year before suffering a sharp 30% sell-off in the past few weeks. The S&P 500, on the other hand, has made several round trips during the same time period. Between October and January it rose 20%, fell 10% into early March and again rose 17% in less than two weeks to a new high. Within the last few days the S&P 500 has joined the high technology decline and fallen another 14% back to its March low.

We have talked about the market's valuation excesses and its bifurcation for some time now. The "old economy" stocks, namely all those not included in technology, communications and biotechnology, have been experiencing a downward revaluation for over a year. Some 60% of all stocks are down over 30% from their fifty-two week highs and 70% of all companies in the S&P 500 carry price/earnings multiples below 20 times earnings. For the past year, these stocks have suffered from Fed interest rate increases, rising raw material prices, tight labor markets and margin pressure due to a significant lessening in cost cutting capabilities via restructuring, etc. Currently, a number of such stocks, which are represented in the Fund, have begun to respond to signs of a slowing in economic activity and have begun to display bottoming characteristics.

First quarter 2000 earnings reports are expected to be very good overall. While high-tech stocks will be the main beneficiary of the positive earning surprises to occur, valuation levels in this group got so far out of line with the market in general that we expect the current weakness in the group to continue after the reporting period is over. The recent precipitous decline in the Nasdaq is a signal that valuation does matter, even for the "new economy" stocks. Good quality technology companies will be fine long-term investments but during the next few months additional selling may occur. Margin debt to purchase securities is at a staggering $275 billion level, up 50% from a year ago. Further declines in heavily margined stocks could cause substantial collateral damage along the way.

The Fund has continued to benefit from the strong performance of large capitalization issues. During the most recent quarter, the Fund's diversification also helped to outperform the S&P 500 with the Fund up 5.2% versus 2.3% for the S&P 500. Not surprisingly, the largest gains in the portfolio came from telecommunication, technology, and investment brokerage industries. Telecom stocks including ADC Telecommunications and Cisco Systems enjoyed good gains. Merrill Lynch and Morgan Stanley Dean Witter were also up handsomely. American Power Conversion, Intel, Lexmark International and Solectron Corp. were outsized performers among the technology group as a whole. The worst performers in the Fund involved healthcare stocks and those that experienced problems during the period such as Proctor & Gamble and Carnival Corp., which announced earnings disappointments.

New purchases included: Carnival Corp., Costco Wholesale Corporation, Gap, Inc., Lowe's Companies, New York Times and Staples, Inc. in the general consumer sector. We also added R&B Falcon to our energy holdings and added two new technology names in Conexant Systems and Solectron Corp. During the past six months, we took gains by scaling back oversized holdings in the technology area.

We are confident that the Fund's portfolio is well positioned to participate in any further appreciation of the general market. Fundamentally, the portfolio looks very attractive when compared to the S&P 500. The revenues and earnings growth projections for the companies owned in the Fund for the next 3-5 years are almost double that of the S&P 500, while return on equity is some 30% higher.

We are encouraged by the progress we have made since assuming management of the Fund's assets in the fall of 1997 and look forward to working for you in the years ahead. Please feel free to call us if you have any questions or concerns. We would be delighted to hear from you.

Sincerely,

/s/Andrew J. Goodwin, III

Andrew J. Goodwin, III
President

<F1>The views expressed in this report reflect those of the investment adviser as of April 18, 2000 and those views are subject to change at any time based upon market and other conditions. Specific reference to individual securities and the Fund's investment positions as of March 31, 2000 are as follows: ADC Telecommunications, Inc., 4.3%; Cisco Systems, Inc., 4.7%; Merrill Lynch & Co., Inc., 3.2%; Morgan Stanley Dean Witter & Co., 4.1%; American Power Conversion Corporation, 4.3%; Intel Corporation, 4.0%; Lexmark International Group, Inc., 2.7%; Solectron Corporation, 2.8%; Proctor & Gamble Company (The), 1.1%; Carnival Corporation, 0%; Costco Wholesale Corporation, 1.9%; Gap, Inc. (The), 2.5%; Lowe's Companies, Inc., 2.4%; New York Times Company (The), 2.2%; Staples, Inc., 1.8%; R&B Falcon Corporation, 1.0% and Conexant Systems, Inc., 0.9%. The Fund holdings may change due to ongoing management and references to specific investments should not be construed as a recommendation of the Fund or its Adviser.

GROWTH OF $10,000 INVESTMENT

Date         Universal Capital Growth Fund   S&P Stock Index
1/22/91                   9,452                  10,000
9/30/91                  10,548                  11,984
9/30/92                  11,001                  13,308
9/30/93                  12,337                  15,038
9/30/94                  13,257                  15,592
9/30/95                  18,278                  20,230
9/30/96                  19,631                  24,344
9/30/97                  26,745                  34,190
9/30/98                  28,649                  37,283
9/30/99                  37,123                  47,650
3/31/00                  43,820                  55,995

TOTAL RETURN<F1>
with 5.5% sales load effect
-------------------------------
1 year                10.97%
5 year                23.35%
Since inception       17.45%
-------------------------------
<F1>Represents average annual returns.

This chart assumes an initial gross investment of $10,000 made on 1/22/91 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The Fund's performance graph includes deduction of the 5.5% front-end load. The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.

This report is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund.

Dreher & Associates, Inc. as Distributor

                     UNIVERSAL CAPITAL GROWTH FUND


PORTFOLIO OF INVESTMENTS
MARCH 31, 2000 (UNAUDITED)


                                                        SHARES        VALUE
                                                       -------       ------
COMMON STOCKS                               98.32%
--------------------------------------------------

AEROSPACE AND DEFENSE                        2.55%
United Technologies Corporation                          8,000     $505,500

BANKS                                        5.20%
MBNA Corporation                                        15,000      382,500
Net.b@nk, Inc.<F1>                                       9,000      117,000
Wells Fargo & Company                                   13,000      532,187
                                                                 ----------
                                                                  1,031,687
COMPUTERS                                    3.57%
International Business Machines Corporation              6,000      708,000

COMPUTER NETWORKS                            4.68%
Cisco Systems, Inc.<F1>                                 12,000      927,750

COMPUTER SOFTWARE                            6.52%
BMC Software, Inc.<F1>                                   9,000      444,375
Microsoft Corporation<F1>                                8,000      850,000
                                                                 ----------
                                                                  1,294,375
CONSUMER PRODUCTS                            1.13%
Procter & Gamble Company (The)                           4,000      225,000

DIVERSIFIED MISCELLANEOUS                    3.02%
Tyco International Ltd.                                 12,000      598,500

ELECTRICAL EQUIPMENT                         3.13%
General Electric Company                                 4,000      620,750

ELECTRONIC PRODUCTS & COMPONENTS            14.70%
American Power Conversion Corporation<F1>               20,000      857,500
Conexant Systems, Inc.<F1>                               2,500      177,500
Intel Corporation                                        6,000      791,625
Lexmark International Group, Inc., Class A<F1>           5,000      528,750
Solectron Corporation*                                  14,000      560,875
                                                                 ----------
                                                                  2,916,250

ENERGY                                       4.09%
Halliburton Company                                     15,000      615,000
R&B Falcon Corporation<F1>                              10,000      196,875
                                                                 ----------
                                                                    811,875

FINANCE & FINANCIAL SERVICES                10.05%
American International Group, Inc.                       5,000      547,500
Merrill Lynch & Co., Inc.                                6,000      630,000
Morgan Stanley Dean Witter & Co.                        10,000      815,625
                                                                 ----------
                                                                  1,993,125
<F1> Non-income producing
See Notes to the Financial Statements

                     UNIVERSAL CAPITAL GROWTH FUND

MARCH 31, 2000 (UNAUDITED)

                                                        SHARES        VALUE
                                                       -------       ------

COMMON STOCKS (CONTINUED)                   98.32%
--------------------------------------------------

HEALTHCARE                                  11.16%
Amgen Inc.<F1>                                          10,000     $613,750
Boston Scientific Corporation<F1>                       20,000      426,250
Johnson & Johnson                                        5,000      350,313
Medtronic, Inc.                                         16,000      823,000
                                                                 ----------
                                                                  2,213,313
NEWSPAPER                                    2.16%
New York Times Company (The), Class A                   10,000      429,375

PHARMACEUTICALS                              4.33%
Merck & Co., Inc.                                        7,200      447,300
Schering-Plough Corporation                             11,200      411,600
                                                                 ----------
                                                                    858,900

RETAIL                                      11.13%
Costco Wholesale Corporation<F1>                         7,000      367,937
Gap, Inc. (The)                                         10,000      498,125
Lowe's Companies, Inc.                                   8,000      467,000
Staples, Inc.<F1>                                       18,000      360,000
Walgreen Co.                                            20,000      515,000
                                                                 ----------
                                                                  2,208,062

TELECOMMUNICATIONS                          10.90%
ADC Telecommunications, Inc.<F1>                        16,000      862,000
MCI WorldCom, Inc.<F1>                                  13,426      608,366
Tellabs, Inc.<F1>                                       11,000      692,828
                                                                 ----------
                                                                  2,163,194
                                                                 ----------

TOTAL COMMON STOCKS                                              19,505,656
(COST $10,766,481)                                              ===========


RIGHTS                                       0.00%
--------------------------------------------------


U.S. Surgical, 9/23/00<F1>                                   7          531
                                                                 ----------

TOTAL RIGHTS                                                            531
(COST $0)                                                        ----------



<F1> Non-income producing
See Notes to the Financial Statements

                     UNIVERSAL CAPITAL GROWTH FUND

MARCH 31, 2000 (UNAUDITED)

                                                     PRINCIPAL
                                                      AMOUNT          VALUE
                                                    ----------        -----
SHORT-TERM INVESTMENTS                       1.86%
--------------------------------------------------

MONEY MARKET                                 1.86%
UMB Bank, n.a. Money Market Fiduciary                 $368,543     $368,543
                                                                  ---------

TOTAL MONEY MARKET                                                  368,543
                                                                  =========

TOTAL SHORT-TERM INVESTMENTS                                        368,543
(COST $368,543)                                                   =========


TOTAL INVESTMENTS                          100.18%               19,874,730
(COST $11,135,024)

LIABILITIES LESS OTHER ASSETS              (0.18)%                 (36,667)
                                                                 ----------

NET ASSETS                                 100.00%              $19,838,063
                                                                ===========



<F1> Non-income producing
See Notes to the Financial Statements

                     UNIVERSAL CAPITAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000 (UNAUDITED)

ASSETS:
Investments at value (cost $11,135,024)               $19,874,730
Dividends and interest receivable                           6,229
Prepaid expenses                                           14,157
                                                      -----------

Total Assets                                           19,895,116
                                                      -----------

LIABILITIES:
Accrued distribution fees                                  15,237
Payable to Adviser                                         11,870
Other accrued expenses and liabilities                     29,946
                                                      -----------

Total Liabilities                                          57,053
                                                      -----------

NET ASSETS                                            $19,838,063
                                                      ===========

NET ASSETS CONSIST OF:
Paid-in-capital                                        $9,900,917
Accumulated net realized gain
  on investments                                        1,197,440
Net unrealized appreciation
  on investments                                        8,739,706
                                                      -----------

TOTAL NET ASSETS                                      $19,838,063
                                                      ===========

NET ASSET VALUE PER SHARE
($19,838,063 DIVIDED BY
 808,891 SHARES OUTSTANDING)                               $24.53
                                                           ======

MAXIMUM OFFERING PRICE
PER SHARE
(NET ASSET VALUE, PLUS 5.82% OF NET
ASSET VALUE OR 5.50% OF OFFERING PRICE)                    $25.96
                                                           ======


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)

INVESTMENT INCOME:
Dividend income                                           $48,705
Interest income                                            16,072
                                                         --------
                                                           64,777
                                                         --------
EXPENSES:
Investment advisory fees                                   93,271
Distribution fees                                          38,374
Transfer agent fees and expenses                           12,890
Reports to shareholders                                    10,003
Legal fees                                                  9,362
Audit fees                                                  9,256
Fund accounting fees                                        8,981
Federal and state registration fees                         6,189
Custody fees                                                4,788
Trustees' fees and expenses                                 3,846
Administrative services agreement fees                      3,305
Other                                                       2,127
                                                         --------

Total expenses before waiver                              202,392
Waiver of investment advisory fees                       (15,849)
                                                         --------

Net expenses                                              186,543
                                                         --------

Net investment loss                                     (121,766)
                                                         --------

REALIZED AND UNREALIZED GAINS:

Net realized gain on investments                        1,338,979
Change in net unrealized appreciation
on investments                                          1,887,485
                                                         --------

Net gain on investments                                 3,226,464
                                                         --------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                              $3,104,698
                                                       ==========

See Notes to the Financial Statements

                     UNIVERSAL CAPITAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                            SIX MONTHS ENDED
                                             MARCH 31, 2000     YEAR ENDED
                                               (UNAUDITED)   SEPTEMBER 30,1999
                                             --------------   ----------------

OPERATIONS:
Net investment loss                               $(121,766)      $(216,298)
Net realized gain on investments                   1,338,979       1,063,779
Change in net unrealized
  appreciation on investments                      1,887,485       3,214,680
                                                  ----------      ----------
Net increase in net assets
  resulting from operations                        3,104,698       4,062,161
                                                  ----------      ----------

DISTRIBUTIONS:
Net realized gains                               (1,205,318)     (1,399,939)
                                                  ----------      ----------

CAPITAL SHARE TRANSACTIONS :
Proceeds from 26,395 and 38,445
  shares issued, respectively                        608,381         871,272
Net asset value of 51,492 and 71,994
  shares issued to holders in reinvestment
  of dividends, respectively                       1,178,649       1,375,088
Cost of 64,725 and 52,497 shares redeemed,
  respectively                                   (1,523,090)     (1,144,818)
                                                  ----------      ----------
Net increase from capital transactions               263,940       1,101,542
                                                  ----------      ----------

TOTAL INCREASE IN NET ASSETS                       2,163,320       3,763,764

NET ASSETS:
Beginning of period                               17,674,743      13,910,979
                                                  ----------      ----------

End of period                                    $19,838,063     $17,674,743
                                                 ===========     ===========
See Notes to the Financial Statements

FINANCIAL HIGHLIGHTS

                     UNIVERSAL CAPITAL GROWTH FUND


                                       SIX MONTHS ENDED
                                        MARCH 31, 2000                         YEAR ENDED SEPTEMBER 30,
                                          (UNAUDITED)      1999            1998        1997<F1>           1996          1995
                                        --------------     -----           -----       --------         ------         ------
NET ASSET VALUE, BEGINNING OF PERIOD        $22.21         $18.86         $18.09         $14.99         $16.28         $12.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                         (0.15)         (0.27)         (0.21)         (0.08)         (0.10)         (0.10)
Net realized and unrealized gain
 on investments                               4.04           5.54           1.46           4.97           1.14           4.54
                                            ------        -------        -------        -------        -------        -------

TOTAL FROM INVESTMENT OPERATIONS              3.89           5.27           1.25           4.89           1.04           4.44
                                            ------        -------        -------        -------        -------        -------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains                          (1.57)         (1.92)         (0.48)         (1.79)         (2.33)         (0.63)
                                            ------        -------        -------        -------        -------        -------

NET ASSET VALUE, END OF PERIOD              $24.53         $22.21         $18.86         $18.09         $14.99         $16.28
                                           =======        =======        =======        =======        =======        =======

TOTAL RETURN <F2><F3>                       18.07%         29.54%          7.12%         36.24%          7.40%         37.87%

SUPPLEMENTAL DATA AND RATIOS:
Ratio of net expenses to average net assets
Before waiver of investment
   adviser fees <F4>                         2.17%          2.18%          2.37%          2.50%          2.35%          2.66%
  After waiver of investment
   adviser fees <F4>                         2.00%          2.00%          2.00%          2.00%          2.00%          2.00%
Ratio of net investment loss to
   average net assets
  Before waiver of investment
   adviser fees <F4>                       (1.48)%        (1.44)%        (1.40)%        (0.98)%        (1.02)%        (1.43)%
  After waiver of investment
   adviser fees <F4>                       (1.31)%        (1.26)%        (1.03)%        (0.48)%        (0.67)%        (0.77)%
Portfolio turnover rate <F3>                17.40%          71.1%          58.1%          49.2%         262.1%         157.6%

Net assets, end of period (in 000's)       $19,838        $17,675        $13,911        $12,994        $11,124         $8,149

<F1>  On August 15, 1997, the adviser changed to Graver, Bokhof, Goodwin
      & Sullivan from Integrated Financial Services, Inc.
<F2>  The total return calculation does not reflect any sales load imposed on the purchase of shares.
<F3>  Not annualized for the period ended March 31, 2000.
<F4>  Annualized for the period ended March 31, 2000.


UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2000 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. Universal Capital Investment Trust (the "Trust") is a Massachusetts business trust organized on October 18, 1990. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end investment company. Universal Capital Growth Fund (the "Fund"), the only series of the Trust currently offered, commenced selling shares to the public on January 22, 1991 (commencement of operations).

INVESTMENT VALUATION. Investments are stated at value. Investments traded on a securities exchange or in the over-the-counter market are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. Investments for which quotations are not readily available and securities for which the valuation methods described above do not produce a value reflective of the fair value of the securities are valued at a fair value as determined in good faith by the board of trustees or a committee thereof.

OPTION CONTRACTS. The Fund purchases put option contracts to hedge portfolio investments. Option contracts are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date (the day the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no provision for federal income taxes is required.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at March 31, 2000, the Fund reduced paid-in-capital by $121,766 for the current period's net investment loss.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. All repurchase agreements are fully collateralized by U.S. Treasury securities. All collateral is held through the Fund's custodian bank and is monitored daily by the Fund to ensure that its market value exceeds the carrying value of the repurchase agreements.

2.TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with Graver, Bokhof, Goodwin & Sullivan (the "Adviser"), the Fund pays an investment advisory fee at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million. During the six months ended March 31, 2000, the Fund incurred investment advisory fees of $93,271 under this agreement.


The agreement provides for the waiver of expenses from the Adviser through December 31, 2000 should the Fund's normal operating expenses exceed 2.00% of average daily net assets. During the six months ended March 31, 2000, the Adviser waived $15,849 of its investment advisory fee.

Dreher & Associates, Inc. (the "Distributor") serves as distributor for the Trust. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Pursuant to that plan, prior to January 28, 2000, the Fund paid the Distributor a monthly service fee of .25% and a monthly distribution fee of
 .25%, based on the Fund's average daily net assets. As of January 28, 2000, the Fund pays the Distributor a monthly distribution fee of .25%, based on the Fund's average daily net assets. In return, the Distributor bears all expenses incurred in the distribution and promotion of the Fund's shares. During the six months ended March 31, 2000, the Fund incurred fees under the plan of $38,374. The Distributor received commissions of $8,617 from sale of the Fund's shares during the six months ended March 31, 2000.

Effective January 28, 2000, the Trust has adopted an Administrative Services Agreement whereby the Fund pays the Distributor a monthly fee of .10%, based on the Fund's average daily net assets. In return, the Distributor provides information and administrative services for the benefit of the Fund and its shareholders. During the period January 28 to March 31, 2000, the Fund incurred $3,305 in administrative services fees.

Portfolio transactions for the Fund have been executed through the Distributor, consistent with the Fund's policy of obtaining best price and execution. During the six

UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2000 (UNAUDITED)

months ended March 31, 2000, the Fund paid brokerage commissions to the Distributor on purchases and sales of securities in the amount of $4,840. It is the Adviser's opinion that the use of the Distributor to execute portfolio transactions results in prices for and execution of securities transactions at least as favorable to the Fund as those likely to be derived from other qualified brokers. In addition, the Distributor charges the Fund commission rates consistent with those charged by the Distributor in similar transactions to clients that are comparable to the Fund.

3.INVESTMENTS

Purchases and sales of investments, other than short-term obligations, were $3,122,554 and $3,420,950 respectively, for the six months ended March 31, 2000.

The cost basis of investments for financial statement and federal income tax purposes at March 31, 2000 was $11,135,024. At March 31, 2000, gross unrealized appreciation was $9,152,538, gross unrealized depreciation was $412,832 and net unrealized appreciation was $8,739,706.

INVESTMENT ADVISER
Graver, Bokhof, Goodwin & Sullivan
100 South Wacker Drive, Suite 2100
Chicago, Illinois 60606
(800) 969-9676

DISTRIBUTOR
Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Chicago, Illinois 60181
(630) 932-3000

CUSTODIAN
UMB Bank, n.a.
P.O. Box 419226
Kansas City, Missouri 64141

TRANSFER AGENT
Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 400
Milwaukee, WI 53202
(800) 537-3446

COUNSEL
Vedder, Price, Kaufman & Kammholz
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois

This report is submitted for the general information of shareholders of the Universal Capital Growth Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund. The prospectus gives details about charges, investment objectives, risks and operation policies of the Fund. Read the prospectus carefully.